UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2013

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17948	94-2838567
(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2013, the Board of Directors (the “Board”) of Electronic Arts Inc. (the “Company”) appointed Andrew Wilson, age 39, to serve as Chief Executive Officer and as a director of the Company, effective September 17, 2013. There are no arrangements or understandings between Mr. Wilson and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Wilson has served as Executive Vice President, EA SPORTS since August 2011. From March 2010 to August 2011, he served as Senior Vice President, EA SPORTS. Prior to that, Mr. Wilson held the position of Senior Vice President, Global Online from September 2009 to March 2010 and Vice President, EA SPORTS from June 2008 to September 2009. Mr. Wilson has held various positions within the Company since joining the Company in May 2000.

Compensatory Arrangements with Mr. Wilson

The Company entered into an employment offer letter dated September 15, 2013 (the “Agreement”) with Mr. Wilson. The Agreement has no specified term, and Mr. Wilson’s employment with the Company will be on an at-will basis. The material terms of the Agreement are summarized below.

(a)	Mr. Wilson’s annual base salary will be $800,000, and his target bonus percentage will be 150% of his annual base salary.

(b)	The Company has agreed to grant Mr. Wilson an option to purchase Common Stock of the Company pursuant to the Company’s 2000 Equity Incentive Plan, as follows:

•	An option to purchase 1,000,000 shares, which will vest as to 24% of the shares on November 1, 2014, and will then vest in additional 2% increments on the first calendar day of each month thereafter for the following 38 months.

This option will be granted and priced at the close of market on the second trading day following the Company’s release of earnings results for the fiscal quarter ending September 30, 2013.

Mr. Wilson will participate in the compensation and benefit programs available to the Company’s executive officers.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Mr. Wilson has entered into the Company’s standard New Hire/Proprietary Information Agreement, which is attached to the Agreement.

Amendment of the EA Bonus Plan Addendum for Fiscal 2014

On September 15, 2013, the Board approved an amended Bonus Formula Addendum for Fiscal Year 2014 (the “Addendum”) pursuant to the EA Bonus Plan (the “Plan”). Although EA generally expects to pay bonuses to our named executive officers pursuant to the terms of the Electronic Arts Inc. Executive Bonus Plan (the “Executive Bonus Plan”), the Board may use the criteria described below in the Addendum as a guideline to determine the final amount of the bonus awards paid to the named executive officers under the Executive Bonus Plan.

Except as modified by the Addendum, the Plan and its material features remain unchanged. A copy of the full text of the Plan was filed on November 8, 2010 as Exhibit 10.1 to EA’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. A copy of the full text of the Addendum, as amended effective September 17, 2013 is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

The Addendum was amended to include bonus components, weightings, and performance measures applicable to the Company’s Chief Executive Officer for the period beginning on September 17, 2013 through the end of the Company’s current fiscal year (the “CEO Performance Period”).

With respect to the Company’s Chief Executive Officer, Mr. Wilson, 80% of his fiscal 2014 bonus for the CEO Performance Period is funded based upon the achievement of Financial Performance objectives with the key metrics being: (i) the Company’s non-GAAP net revenue; (ii) the Company’s gross profit; (iii) the Company’s operating expenses; (iv) the Company’s non-GAAP earnings per share; and (v) the Company’s operating income. The remaining 20% of Mr. Wilson’s bonus for the CEO Performance Period will be funded based on Individual Performance components and the achievement of measurable business objectives, including, but not limited to, strategic and operational objectives.

Mr. Wilson’s bonus award payout for the CEO Performance Period will be determined by the Board based upon an overall assessment of the following: (i) his target bonus amount; (ii) the funding of Financial and Individual Performance bonus components; and (iii) the Company’s total stockholder return (“TSR”) for the CEO Performance Period relative to the performance of those companies in the NASDAQ-100 Index on September 17, 2013 (the “NASDAQ-100”).

The Company’s TSR will determine a multiplier ranging from 50% to 150% based on the relative TSR percentile ranking of the Company as compared to the NASDAQ-100 for the CEO Performance Period. TSR will be calculated using the closing stock prices of the NASDAQ-100 for the last 90 days of the CEO Performance Period as compared to the average closing stock prices of the NASDAQ-100 for the first 90 days of the CEO Performance Period. To determine the Company’s relative TSR percentile ranking, the TSR of the NASDAQ-100 will be ranked from the highest to lowest according to each company’s respective TSR. The TSR multiplier will equal 100% if the Company’s TSR is at the 60th percentile of the NASDAQ-100. If the Company’s TSR is above the 60th percentile, the TSR multiplier will increase by 3% for each percentile above, up to a maximum of 150% at the 77th percentile. If EA’s TSR is below the 60th percentile, the TSR multiplier will decrease by 2% for each percentile below, to a minimum of 50% at the 35th percentile. In addition, Mr. Wilson’s bonus payout for the CEO Performance Period is subject to an overall cap equal to 200% of his target bonus amount for the CEO Performance Period.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the Addendum, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

The Company also intends to enter into its standard form indemnification agreement with Mr. Wilson, which is filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed on June 4, 2004 and is incorporated by reference herein.

A copy of the corporate communications announcing Mr. Wilson’s appointment as Chief Executive Officer and as a member of the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Offer Letter dated September 15, 2013, between Electronic Arts Inc. and Andrew Wilson*

10.2	EA Bonus Plan Addendum, as amended effective September 17, 2013*

99.1	Posts to www.ea.com/news dated September 17, 2013, relating to a change in executive officers.

*	Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC. (Registrant)

By:	/s/ Stephen G. Bené
Name:	Stephen G. Bené
Title:	Senior Vice President, General Counsel and Secretary

Date: September 17, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Offer Letter dated September 15, 2013, between Electronic Arts Inc. and Andrew Wilson*

10.2	EA Bonus Plan Addendum, as amended effective September 17, 2013*

99.1	Posts to www.ea.com/news dated September 17, 2013, relating to a change in executive officers.

*	Management contract or compensatory plan or arrangement